RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 69.2%

Foundry Networks, Inc.*†

2,350

$

27,777

Cybersource Corp.*†

1,660

27,772

INFORMATION TECHNOLOGY 12.7%

SPSS, Inc.*†

760

27,641

Multi-Fineline Electronix,

Flir Systems, Inc.*†

1,984

$

80,491

Inc.*†

990

27,393

Equinix, Inc.*†

846

75,480

ATMI, Inc.*†

980

27,362

Itron, Inc.*†

730

71,795

Triquint Semiconductor,

Sybase, Inc.*†

2,230

65,606

Inc.*†

4,484

27,173

Micros Systems, Inc.*

2,000

60,980

SYNNEX Corp.*†

1,060

26,595

SAIC, Inc.*†

2,546

52,982

Manhattan Associates, Inc.*†

1,113

26,411

Ansys, Inc.*†

1,057

49,806

United Online, Inc.†

2,620

26,279

Anixter International, Inc.*†

820

48,782

S1 Corp.*

3,460

26,192

Polycom, Inc.*†

2,000

48,720

TTM Technologies, Inc.*†

1,980

26,156

Skyworks Solutions, Inc.*†

4,740

46,784

Teletech Holdings, Inc.*

1,310

26,148

Jack Henry & Associates,

Standard Microsystems

Inc.†

2,160

46,742

Corp.*†

960

26,064

Sohu.com, Inc.*†

650

45,786

Electronics for Imaging,

Parametric Technology

Inc.*†

1,780

25,988

Corp.*

2,590

43,175

SYNTEL INC†

770

25,964

CACI International, Inc. —

Sapient Corp.*†

4,040

25,937

Class A*†

891

40,781

ViaSat, Inc.*†

1,270

25,667

Perot Systems Corp. — Class

Interwoven, Inc.*

2,110

25,341

A*†

2,650

39,776

Cognex Corp.

1,075

24,779

Plexus Corp.*

1,420

39,306

L-1 Identity Solutions, Inc.*†

1,860

24,775

ON Semiconductor Corp.*†

4,276

39,211

Anadigics, Inc.*†

2,510

24,723

Intermec, Inc.*†

1,860

39,209

Zoran Corp.*

2,100

24,570

Informatica Corp.*†

2,570

38,653

OmniVision Technologies,

Benchmark Electronics,

Inc.*†

2,030

24,543

Inc.*†

2,190

35,785

Micrel, Inc.†

2,670

24,430

VistaPrint Ltd.*†

1,316

35,216

Arris Group, Inc.*

2,860

24,167

Plantronics, Inc.

1,570

35,042

Integral Systems, Inc.

620

23,994

Harmonic, Inc.*†

3,670

34,902

JDA Software Group, Inc.*

1,320

23,892

Mantech International Corp.

Quality Systems, Inc.†

810

23,717

— Class A*†

720

34,646

Marchex, Inc.†

1,870

23,038

Amkor Technology, Inc.*†

3,270

34,041

Checkpoint Systems, Inc.*

1,080

22,550

Concur Technologies, Inc.*†

1,014

33,695

Imation Corp.†

980

22,462

SRA International, Inc. —

Tyler Technologies, Inc.*

1,650

22,390

Class A*

1,460

32,792

Entegris, Inc.*

3,400

22,270

EarthLink, Inc.*†

3,740

32,351

Methode Electronics, Inc. —

Blackbaud, Inc.†

1,490

31,886

Class A

2,100

21,945

Avocent Corp.*†

1,690

31,434

Monolithic Power Systems,

Euronet Worldwide, Inc.*†

1,800

30,420

Inc.*

1,010

21,836

Nuance Communications,

CMGI, Inc.*

2,050

21,730

Inc.*†

1,929

30,227

Heartland Payment Systems,

Cabot Microelectronics

Inc.†

920

21,712

Corp.*†

880

29,172

Pericom Semiconductor

Silicon Image, Inc.*†

3,940

28,565

Corp.*†

1,450

21,518

Net 1 UEPS Technologies,

Bankrate, Inc.*†

550

21,488

Inc.*

1,170

28,431

DG FastChannel, Inc.*

1,240

21,390

Scansource, Inc.*†

1,060

28,366

OSI SYSTEMS INC*

970

20,777

DTS, Inc. — Class A*

890

27,875

3Com Corp.*†

9,720

20,606

1

RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Take-Two Interactive

Wind River Systems, Inc.*†

1,090

$

11,870

Software, Inc.*

803

$

20,533

Intevac, Inc.*†

1,050

11,844

Cass Information Systems,

TIBCO Software, Inc.*†

1,540

11,781

Inc.†

640

20,499

Netgear, Inc.*

810

11,227

Microsemi Corp.*

800

20,144

Adaptec, Inc.*

3,500

11,200

FEI Co.*

884

20,137

Mattson Technology, Inc.*

2,270

10,805

Cohu, Inc.

1,370

20,112

Hittite Microwave Corp.*

300

10,686

Imergent, Inc.†

1,640

19,418

MAXIMUS, Inc.†

303

10,550

InfoSpace, Inc.

2,320

19,326

Volterra Semiconductor

EMS Technologies, Inc.*

880

19,219

Corp.*

610

10,529

Brightpoint, Inc.*†

2,590

18,907

Rimage Corp.*

833

10,321

Kulicke & Soffa Industries,

Cirrus Logic, Inc.*

1,814

10,086

Inc.*†

2,590

18,881

Extreme Networks, Inc.*

3,479

9,880

Oplink Communications,

ADTRAN, Inc.†

410

9,774

Inc.*

1,960

18,816

Ultra Clean Holdings*

1,220

9,711

RF Micro Devices, Inc.*†

6,470

18,763

Digital River, Inc.*†

250

9,645

Photronics, Inc.*†

2,590

18,234

Gartner, Inc. — Class A*†

461

9,552

Blue Coat Systems, Inc.*†

1,290

18,202

Opnext, Inc.*

1,770

9,523

Eagle Test Systems, Inc.*

1,620

18,144

Loral Space &

Radiant Systems, Inc.*

1,690

18,134

Communications, Inc.*

537

9,462

Radisys Corp.*

2,000

18,120

Vignette Corp.*

780

9,360

CTS Corp.

1,800

18,090

SI International, Inc.*

443

9,276

ValueClick, Inc.*†

1,190

18,028

Exar Corp.*

1,230

9,274

Novatel Wireless, Inc.*

1,607

17,886

Comtech Telecommunications

Semitool, Inc.*

2,380

17,874

Corp.*†

180

8,820

Liquidity Services Inc.*

1,540

17,756

Macrovision Solutions

Super Micro Computer, Inc.*

2,400

17,712

Corp.*†

580

8,677

Technitrol, Inc.

1,040

17,670

infoGROUP, Inc.

1,907

8,372

Sycamore Networks, Inc.*

5,420

17,452

Synaptics, Inc.*†

220

8,301

DSP Group, Inc.*

2,454

17,178

Network Equipment

Atheros Communications,

Technologies, Inc.*†

2,320

8,236

Inc.*†

550

16,500

Harris Stratex Networks, Inc.

Kenexa Corp. — Class A*†

870

16,391

— Class A*

820

7,782

Omniture, Inc.*†

870

16,156

Faro Technologies, Inc.*

300

7,551

Ultratech, Inc.*

1,040

16,141

Smith Micro Software, Inc.*

1,324

7,547

Sigma Designs, Inc.*†

1,156

16,057

DealerTrack Holdings, Inc.*†

534

7,535

Electro Scientific Industries,

THQ, Inc.*†

350

7,091

Inc.*

1,117

15,828

Intervoice, Inc.*

1,190

6,783

Mentor Graphics Corp.*†

990

15,642

Trident Microsystems, Inc.*

1,820

6,643

PMC - Sierra, Inc.*†

2,040

15,606

Advent Software, Inc.*†

180

6,494

Sonus Networks, Inc.*†

4,550

15,561

Vasco Data Security

SonicWALL, Inc.*

2,410

15,544

International*†

570

6,002

CNET Networks, Inc.*

1,320

15,167

TheStreet.com, Inc.†

910

5,924

iGate Corp.*

1,800

14,634

LivePerson, Inc.*

2,100

5,901

Epicor Software Corp.*†

2,074

14,331

Perficient, Inc.*†

600

5,796

MicroStrategy, Inc. — Class

KEMET Corp.*†

1,696

5,495

A*

220

14,245

MercadoLibre, Inc.*†

159

5,484

Gerber Scientific, Inc.*†

1,210

13,770

Wright Express Corp.*

210

5,208

j2 Global Communications,

Progress Software Corp.*†

200

5,114

Inc.*†

590

13,570

Emulex Corp.*

430

5,009

Ness Technologies, Inc.*

1,200

12,144

Blackboard, Inc.*†

110

4,205

Art Technology Group, Inc.*

3,780

12,096

2

RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Rofin-Sinar Technologies,

Platinum Underwriters

Inc.*†

134

$

4,047

Holdings Ltd.

1,360

$

44,350

Immersion Corp.*

580

3,950

National Retail Properties,

MKS Instruments, Inc.*†

180

3,942

Inc.†

2,050

42,845

Global Cash Access Holdings,

IPC Holdings Ltd.†

1,590

42,214

Inc.*

560

3,842

NewAlliance Bancshares, Inc.

3,370

42,058

Ariba, Inc.*†

260

3,825

Alexandria Real Estate

Internap Network Services

Equities, Inc.†

431

41,954

Corp.*

804

3,763

Montpelier Re Holdings Ltd.

2,760

40,710

Taleo Corp.*

190

3,722

Entertainment Properties

LoopNet, Inc.*†

320

3,616

Trust†

820

40,541

Cavium Networks, Inc.*†

160

3,360

Mid-America Apartment

CPI International, Inc.*

262

3,223

Communities, Inc.†

770

39,301

InterDigital, Inc.*

130

3,162

Aspen Insurance Holdings

Littelfuse, Inc.*

100

3,155

Ltd.†

1,630

38,582

Synchronoss Technologies,

Post Properties, Inc.†

1,260

37,485

Inc.*†

333

3,007

First Industrial Realty Trust,

Semtech Corp.*†

210

2,955

Inc.†

1,350

37,084

Tessera Technologies, Inc.*

180

2,947

Healthcare Realty Trust, Inc.

1,559

37,057

Interactive Intelligence, Inc.*

237

2,759

Max Capital Group Ltd.†

1,730

36,901

Quest Software, Inc.*

180

2,666

International Bancshares

CSG Systems International,

Corp.†

1,642

35,090

Inc.*

240

2,645

Eastgroup Properties, Inc.†

784

33,634

Formfactor, Inc.*†

130

2,396

Extra Space Storage, Inc.†

2,180

33,485

SiRF Technology Holdings,

Susquehanna Bancshares,

Inc.*

490

2,117

Inc.†

2,416

33,075

Limelight Networks Inc.*

520

1,986

DiamondRock Hospitality

AsiaInfo Holdings, Inc.*

160

1,891

Co.†

2,950

32,125

Lawson Software, Inc.*

260

1,890

Sunstone Hotel Investors, Inc.

1,900

31,540

PC Connection, Inc.*

180

1,676

LaSalle Hotel Properties

1,250

31,412

ExlService Holdings, Inc.*†

110

1,543

Cash America International,

Advanced Analogic

Inc.†

1,010

31,310

Technologies, Inc.*

260

1,074

Greenhill & Co., Inc.†

570

30,700

TiVo, Inc.*

170

1,049

PS Business Parks, Inc.†

593

30,599

Tekelec*

50

735

Lexington Realty Trust†

2,230

30,395

Ultimate Software Group,

Stifel Financial Corp.*

870

29,919

Inc.*

20

713

Delphi Financial Group, Inc.

Gevity HR, Inc.

104

559

— Class A†

1,280

29,619

Rackable Systems, Inc.*

30

________

402

National Financial Partners

Corp.†

1,360

26,955

Total Information Technology

________

3,779,634

Safety Insurance Group, Inc.

750

26,737

Ezcorp, Inc. — Class A*

2,064

26,316

FINANCIALS 11.4%

Digital Realty Trust, Inc.†

640

26,182

Nationwide Health Properties,

Cedar Shopping Centers,

Inc.†

2,216

69,782

Inc.†

2,214

25,948

Realty Income Corp.†

2,480

56,445

TrustCo Bank Corp.†

3,340

24,783

Waddell & Reed Financial,

IBERIABANK Corp.†

550

24,458

Inc. — Class A†

1,530

53,565

Park National Corp.

450

24,255

Knight Capital Group, Inc. —

United Fire & Casualty Co.

900

24,237

Class A*†

2,740

49,265

Acadia Realty Trust†

1,040

24,076

Senior Housing Properties

Trust†

2,470

48,239

3

RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Alternative Asset

Saul Centers, Inc.

390

$

18,326

Management Acquisition

Getty Realty Corp.†

1,260

18,157

Corp.*†

2,570

$

23,901

Univest Corp. of

First Financial Corp.†

774

23,692

Pennsylvania

910

18,073

World Acceptance Corp.*

700

23,569

Oriental Financial Group

1,250

17,825

Banco Latinoamericano de

First Community Bancshares,

Exportaciones SA

1,450

23,475

Inc.

630

17,766

NorthStar Realty Finance

Cathay General Bancorp†

1,610

17,501

Corp.†

2,810

23,379

BioMed Realty Trust, Inc.

710

17,416

FelCor Lodging Trust, Inc.†

2,220

23,310

Agree Realty Corp.

780

17,199

Strategic Hotels & Resorts,

National Health Investors,

Inc.†

2,440

22,863

Inc.†

593

16,906

Navigators Group, Inc.*†

414

22,377

National Penn Bancshares,

Ramco-Gershenson Properties

Inc.†

1,270

16,866

Trust

1,080

22,183

Umpqua Holding Corp.†

1,390

16,861

Glacier Bancorp, Inc.†

1,380

22,066

PHH Corp.*†

1,090

16,731

SeaBright Insurance

First Merchants Corp.

920

16,698

Holdings, Inc.*

1,490

21,575

Renasant Corp.†

1,120

16,498

Universal Health Realty

Advance America Cash

Income Trust

714

21,420

Advance Centers, Inc.†

3,234

16,429

NTR Acquisition Co.*†

2,200

21,296

optionsXpress Holdings, Inc.†

730

16,308

Resource America, Inc. —

GFI Group, Inc.†

1,810

16,308

Class A

2,280

21,250

Potlatch Corp.†

360

16,243

Presidential Life Corp.

1,370

21,125

Santander BanCorp

1,483

15,735

Ashford Hospitality Trust,

DCT Industrial Trust, Inc.†

1,900

15,732

Inc.

4,560

21,067

Berkshire Hills Bancorp, Inc.†

653

15,443

United America Indemnity

United Bankshares, Inc.†

666

15,285

Ltd. - Class A*

1,567

20,951

Dollar Financial Corp.*

1,004

15,170

Tower Group, Inc.

970

20,554

Green Bankshares, Inc.†

1,076

15,086

Sovran Self Storage, Inc.

490

20,364

West Coast Bancorp†

1,705

14,782

Urstadt Biddle Properties, Inc.

1,380

20,231

Argo Group International

Hercules Technology Growth

Holdings Ltd.*

440

14,766

Capital, Inc.

2,260

20,182

Meadowbrook Insurance

Prospect Capital Corp.†

1,530

20,165

Group, Inc.

2,770

14,681

Sterling Bancshares, Inc.†

2,194

19,943

Boston Private Financial

Compass Diversified Trust

1,740

19,888

Holdings, Inc.†

2,546

14,436

Mission West Properties

1,790

19,618

Assured Guaranty Ltd.†

800

14,392

Harleysville National Corp.

1,754

19,575

FirstMerit Corp.†

880

14,353

CNA Surety Corp.*

1,528

19,314

Frontier Financial Corp.†

1,680

14,314

Kite Realty Group Trust

1,540

19,250

Westamerica Bancorporation†

270

14,199

Odyssey Re Holdings Corp.

540

19,170

Home Properties, Inc.†

290

13,937

Donegal Group, Inc. — Class

Prosperity Bancshares, Inc.†

500

13,365

A

1,200

19,044

ProAssurance Corp.*†

277

13,326

Pacific Capital Bancorp†

1,380

19,016

Columbia Banking Systems,

Chemical Financial Corp.†

930

18,972

Inc.

683

13,202

Hersha Hospitality Trust

2,455

18,535

Phoenix Cos., Inc.

1,647

12,534

Highwoods Properties, Inc.

589

18,506

SVB Financial Group*†

260

12,509

Apollo Investment Corp.†

1,286

18,428

UMB Financial Corp.†

239

12,254

Tanger Factory Outlet

United Community Banks,

Centers, Inc.†

512

18,396

Inc.†

1,426

12,164

Associated Estates Realty

Glimcher Realty Trust

1,050

11,739

Corp.

1,713

18,346

Independent Bank Corp.†

2,900

11,600

4

RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Education Realty Trust, Inc.

990

$

11,533

MFA Mortgage Investments,

Winthrop Realty Trust

3,190

11,484

Inc.

940

$

6,129

First Bancorp†

870

10,997

Hanmi Financial Corp.

1,170

6,096

PennantPark Investment Corp.

1,510

10,887

Bancfirst Corp.

138

5,906

Washington Real Estate

Thomas Weisel Partners

Investment Trust†

361

10,848

Group, Inc.*

1,070

5,853

Evercore Partners, Inc. —

UCBH Holdings, Inc.†

2,540

5,715

Class A

1,140

10,830

FNB Corp.

480

5,654

Grubb & Ellis Co.†

2,790

10,741

Integra Bank Corp.

720

5,638

RAIT Financial Trust†

1,426

10,581

Omega Healthcare Investors,

WesBanco, Inc.

610

10,461

Inc.

320

5,328

American Campus

Old National Bancorp†

350

4,991

Communities, Inc.

373

10,384

BankAtlantic Bancorp, Inc. —

Provident Financial Services,

Class A†

2,760

4,858

Inc.

730

10,227

First Midwest Bancorp, Inc.†

259

4,830

Anthracite Capital, Inc.†

1,447

10,187

Hancock Holding Co.†

120

4,715

First Niagara Financial

U-Store-It Trust†

390

4,661

Group, Inc.†

780

10,031

Portfolio Recovery

Corporate Office Properties

Associates, Inc.*†

123

4,613

Trust SBI†

290

9,956

First State Bancorporation

833

4,582

Sierra Bancorp†

600

9,900

Sterling Savings Bank†

1,073

4,442

1st Source Corp.

600

9,660

Midwest Banc Holdings, Inc.

910

4,432

Advanta Corp.

1,530

9,624

Franklin Street Properties

Kohlberg Capital Corp.†

960

9,600

Corp., Inc.

350

4,424

Zenith National Insurance

Imperial Capital Bancorp, Inc.

760

4,355

Corp.

272

9,564

Selective Insurance Group,

First Bancorp Puerto Rico†

1,470

9,320

Inc.†

230

4,315

Parkway Properties, Inc.†

270

9,107

Avatar Holdings Inc.*

140

4,241

Texas Capital Bancshares,

FCStone Group, Inc.*†

150

4,190

Inc.*

560

8,960

Harleysville Group, Inc.

123

4,161

CompuCredit Corp.*†

1,456

8,736

Cousins Properties, Inc.†

160

3,696

Federal Agricultural

Amcore Financial, Inc.†

652

3,690

Mortgage Corp.

340

8,425

Asta Funding, Inc.†

390

3,533

Central Pacific Financial

Irwin Financial Corp.†

1,300

3,497

Corp.†

774

8,251

United Security Bancshares†

237

3,446

Hallmark Financial Services,

Ares Capital Corp.

340

3,427

Inc.*

817

7,900

AmericanWest Bancorp

1,454

3,301

South Financial Group, Inc.†

2,010

7,879

City Bank†

320

2,752

CapLease, Inc.†

980

7,340

LTC Properties, Inc.

100

2,556

Royal Bancshares of

Trustmark Corp.

140

2,471

Pennsylvania, Inc. —

First Potomac Realty Trust

129

1,966

Class A†

774

7,283

Equity Lifestyle Properties,

First South Bancorp, Inc.†

560

7,213

Inc.†

40

1,760

Interactive Brokers Group,

MarketAxess Holdings,

Inc. — Class A*†

220

7,069

Inc.*†

226

1,709

Sanders Morris Harris Group

Primus Guaranty Ltd.*

580

1,688

Inc.†

1,040

7,051

RLI Corp.†

30

1,484

Security Bank Corp.†

1,117

6,546

Community Bancorp*†

277

1,388

eHealth, Inc.*

370

6,534

Citizens Banking Corp.†

480

1,354

Hilb Rogal & Hobbs Co.

150

6,519

Triad Guaranty, Inc.*†

1,276

1,327

Maguire Properties, Inc.†

530

6,450

Newcastle Investment Corp.†

160

1,122

Capitol Bancorp, Ltd.

710

6,369

Franklin Bank Corp.*†

1,650

1,007

5

RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

First Financial Bankshares,

ABM Industries, Inc.†

1,573

$

34,999

Inc.†

20

$

916

MPS Group, Inc.*†

3,270

34,760

MB Financial Corp.

40

899

Herman Miller, Inc.†

1,390

34,597

Anworth Mortgage Asset

Applied Industrial

Corp.

130

846

Technologies, Inc.†

1,400

33,838

Great Southern Bancorp, Inc.†

100

812

GrafTech International Ltd.*†

1,240

33,269

QC Holdings, Inc.†

90

701

Watsco, Inc.†

790

33,022

Provident Bankshares Corp.

100

638

Actuant Corp. — Class A†

1,040

32,604

Capital Corp of the West

160

608

Pacer International, Inc.†

1,480

31,835

Stewart Information Services

Ameron International Corp.

250

29,995

Corp.

30

580

M&F Worldwide Corp.*†

723

28,421

LandAmerica Financial

Arkansas Best Corp.†

765

28,030

Group, Inc.†

20

444

School Specialty, Inc.*†

900

26,757

Centerline Holding Co.†

260

434

Nordson Corp.†

360

26,240

Inland Real Estate Corp.†

30

433

Comfort Systerms USA, Inc.†

1,950

26,208

PFF Bancorp, Inc.†

344

372

Mastec, Inc.*

2,440

26,010

FX Real Estate and

Triumph Group, Inc.†

550

25,905

Entertainment, Inc.*

138

262

Gibraltar Industries, Inc.

1,594

25,456

Bankunited Financial Corp.

Federal Signal Corp.†

2,120

25,440

— Class A†

250

240

G & K Services, Inc. — Class

Employers Holdings, Inc.

10

207

A†

833

25,373

TierOne Corp.†

40

184

HUB Group, Inc. — Class

Sandy Spring Bancorp, Inc.†

10

166

A*†

740

25,256

FBR Capital Markets Corp.*

30

________

151

Woodward Governor Co.†

700

24,962

Astec Industries, Inc.*†

770

24,748

Total Financials

________

3,379,982

Atlas Air Worldwide

Holdings Co., Inc.*

500

24,730

INDUSTRIALS 10.1%

Middleby Corp.*†

560

24,590

Bucyrus International, Inc. —

Tecumseh Products Co. —

Class A†

1,610

117,562

Class A*

750

24,585

Walter Industries, Inc.†

780

84,841

Argon ST, Inc.*

990

24,552

Energy Conversion Devices,

Cenveo, Inc.*†

2,470

24,132

Inc.*†

1,020

75,113

Waste Connections, Inc.*†

740

23,628

Wabtec Corp.†

1,266

61,553

Universal Forest Products,

Watson Wyatt & Co.

Inc.†

788

23,608

Holdings†

1,075

56,857

Chart Industries, Inc.*

482

23,444

FTI Consulting, Inc.*†

770

52,714

Viad Corp.

900

23,211

Acuity Brands, Inc.†

1,090

52,407

Interface, Inc. — Class A

1,840

23,055

Curtiss-Wright Corp.†

1,150

51,451

Perini Corp.*†

690

22,804

Valmont Industries, Inc.†

490

51,102

Robbins & Myers, Inc.

450

22,441

EMCOR Group, Inc.*

1,790

51,069

Beacon Roofing Supply,

Teledyne Technologies, Inc.*

930

45,375

Inc.*†

2,114

22,430

Belden, Inc.†

1,260

42,689

Columbus McKinnon Corp.

Orbital Sciences Corp.*†

1,740

40,994

— Class A*

926

22,298

Esterline Technologies

CoStar Group, Inc.*†

500

22,225

Corp.*†

820

40,393

Encore Wire Corp.†

1,048

22,207

Regal-Beloit Corp.†

950

40,137

Hexcel Corp.*

1,150

22,195

Eagle Bulk Shipping Inc.†

1,330

39,328

Gorman-Rupp Co.†

540

21,514

Genco Shipping & Trading

Horizon Lines, Inc. — Class

Ltd.†

570

37,164

A†

2,130

21,193

Mueller Industries, Inc.†

1,140

36,708

CDI Corp.†

820

20,861

Superior Essex, Inc.*

815

36,373

Altra Holdings, Inc.*

1,220

20,508

6

RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Standex International Corp.

980

$

20,325

Sun Hydraulics Corp.†

250

$

8,068

Wabash National Corp.

2,634

19,913

Alaska Air Group, Inc.*†

512

7,854

Bowne & Co., Inc.

1,550

19,762

Aecom Technology Corp.*

240

7,807

On Assignment, Inc.*

2,464

19,761

Pike Electric Corp.*

470

7,807

Administaff, Inc.†

690

19,244

American Commercial Lines,

Michael Baker Corp.*†

870

19,036

Inc.*

710

7,760

Spherion Corp.*

4,107

18,974

LSI Industries, Inc.

950

7,714

ESCO Technologies, Inc.*†

404

18,956

Barnes Group, Inc.†

330

7,620

Clarcor, Inc.†

540

18,954

Briggs & Stratton Corp.†

600

7,608

Lindsay Manufacturing Co.†

220

18,693

Griffon Corp.*†

860

7,534

Waste Services Inc.*

2,600

18,304

LB Foster Co. — Class A*

225

7,470

SYKES Enterprises, Inc.*

960

18,106

Consolidated Graphics, Inc.*†

146

7,193

American Superconductor

Granite Construction, Inc.†

223

7,031

Corp.*†

500

17,925

First Advantage Corp. —

II-VI, Inc.*

502

17,530

Class A*

432

6,847

Volt Information Sciences,

TAL International Group, Inc.

300

6,822

Inc.*

1,440

17,150

Raven Industries, Inc.†

190

6,228

Dycom Industries, Inc.*†

1,170

16,988

Preformed Line Products Co.†

150

6,047

American Railcar Industries,

Dynamic Materials Corp.

180

5,931

Inc.†

1,010

16,948

American Ecology Corp.†

190

5,611

American Reprographics

Team, Inc.*

150

5,148

Co.*†

1,014

16,883

Genesee & Wyoming, Inc. —

Kaman Corp. — Class A

710

16,160

Class A*

150

5,103

Celadon Group, Inc.*

1,570

15,684

Hudson Highland Group,

AAR Corp.*†

1,120

15,154

Inc.*

480

5,026

Brady Corp. — Class A†

435

15,021

IKON Office Solutions, Inc.

430

4,850

TBS International Ltd. —

Geo Group, Inc.*†

210

4,725

Class A*†

370

14,782

H&E Equipment Services,

Titan International, Inc.

380

13,536

Inc.*†

381

4,580

Schawk, Inc.

1,074

12,877

Heico Corp.†

140

4,556

Baldor Electric Co.†

360

12,593

Mine Safety Appliances Co.†

110

4,399

Houston Wire & Cable Co.†

630

12,537

Clean Harbors, Inc.*†

60

4,264

Kaydon Corp.

230

11,824

Kforce, Inc.*

460

3,905

Moog, Inc. — Class A*†

310

11,544

Otter Tail Power Co.†

100

3,883

Republic Airways Holdings,

Ceradyne, Inc.*†

100

3,430

Inc.*†

1,260

10,912

Stanley, Inc.*

100

3,352

Polypore International, Inc.*

430

10,892

TrueBlue, Inc.*

250

3,303

NCI Building Systems, Inc.*†

293

10,762

Forward Air Corp.

80

2,768

Cubic Corp.

480

10,694

Pinnacle Airlines Corp.*

833

2,632

Greenbrier Cos., Inc.†

520

10,556

Allegiant Travel Co.*

140

2,603

Deluxe Corp.†

580

10,336

Force Protection, Inc.*†

776

2,569

JetBlue Airways Corp.*†

2,556

9,534

Mobile Mini, Inc.*†

123

2,460

Diamond Management &

Taser International, Inc.*†

470

2,345

Technology Consultants,

Knight Transportation, Inc.†

119

2,178

Inc.

1,800

9,378

SkyWest, Inc.

170

2,151

Apogee Enterprises, Inc.†

580

9,373

ICT Group, Inc.*

260

2,132

Tetra Tech, Inc.*†

410

9,274

Mueller Water Products, Inc. -

Insteel Industries, Inc.

500

9,155

Class A†

230

1,856

Barrett Business Services, Inc.

750

8,873

United Stationers, Inc.*†

50

1,848

Navigant Consulting, Inc.*

440

8,606

Albany International Corp. —

Flow International Corp.*†

1,090

8,502

Class A

60

1,740

Coleman Cable Inc.*

820

8,462

AirTran Holdings, Inc.*†

850

1,734

7

RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Orion Energy Systems Inc.*†

170

$

1,700

Applera Corp. - Celera

Healthcare Services Group†

90

1,369

Group*†

2,770

$

31,467

Evergreen Solar, Inc.*†

90

872

eResearch Technology, Inc.*

1,800

31,392

Knoll, Inc.

60

729

Steris Corp.†

1,080

31,061

Resources Connection, Inc.

30

611

Luminex Corp.*†

1,500

30,825

Old Dominion Freight Line,

Healthspring, Inc.*†

1,820

30,722

Inc.*

20

600

Eclipsys Corp.*†

1,660

30,478

Powell Industries, Inc.*†

10

504

Auxilium Pharmaceuticals,

Heartland Express, Inc.

30

447

Inc.*†

890

29,922

Gencorp, Inc.*†

40

286

AmSurg Corp.*

1,220

29,707

COMSYS IT Partners, Inc.*

30

________

274

Alkermes, Inc.*†

2,380

29,417

Conmed Corp.*†

1,100

29,205

Total Industrials

________

2,988,123

Vital Signs, Inc.

510

28,958

Phase Forward, Inc.*†

1,610

28,932

HEALTH CARE 9.8%

Zoll Medical Corp.*†

850

28,619

Hologic, Inc.*†

5,310

115,758

inVentiv Health, Inc.*†

1,010

28,068

Illumina, Inc.*†

770

67,075

Sciele Pharma, Inc.†

1,420

27,477

BioMarin Pharmaceuticals,

Sun Healthcare Group, Inc.*†

1,950

26,110

Inc.*†

2,202

63,814

Natus Medical, Inc.*†

1,230

25,756

OSI Pharmaceuticals, Inc.*†

1,530

63,220

Kendle International, Inc.*†

690

25,068

Perrigo Co.†

1,930

61,316

Apria Healthcare Group, Inc.*

1,280

24,819

Inverness Medical

Invacare Corp.†

1,200

24,528

Innovations, Inc.*†

1,810

60,038

Merit Medical Systems, Inc.*

1,660

24,402

United Therapeutics Corp.*

590

57,672

Sirona Dental Systems, Inc.*†

940

24,365

Psychiatric Solutions, Inc.*†

1,460

55,246

Bruker BioSciences Corp.*

1,890

24,286

Myriad Genetics, Inc.*†

1,160

52,803

Chemed Corp.†

650

23,796

Owens & Minor, Inc.†

1,110

50,716

PharmaNet Development

Cepheid, Inc.*†

1,700

47,804

Group, Inc.*†

1,467

23,135

Parexel International Corp.*†

1,706

44,885

AMN Healthcare Services,

Bio-Rad Laboratories, Inc. —

Inc.*†

1,353

22,893

Class A*

542

43,842

Viropharma, Inc.*†

2,040

22,562

NuVasive, Inc.*†

920

41,087

CryoLife, Inc.*

1,926

22,033

Isis Pharmaceuticals, Inc.*†

3,010

41,026

Medarex, Inc.*†

3,270

21,615

Amedisys, Inc.*†

800

40,336

Albany Molecular Research,

Medicis Pharmaceutical Corp.

Inc.*

1,610

21,365

— Class A†

1,770

36,781

Onyx Pharmaceuticals, Inc.*†

600

21,360

Medicines Co.*†

1,830

36,271

Corvel Corp.*

630

21,338

Martek Biosciences Corp.*

1,060

35,733

National Healthcare Corp.†

460

21,082

ArthroCare Corp.*†

860

35,097

Healthways, Inc.*†

710

21,016

West Pharmaceutical

SonoSite, Inc.*

733

20,531

Services, Inc.†

807

34,927

Cypress Bioscience, Inc.*†

2,840

20,420

Cubist Pharmaceuticals,

Angiodynamics, Inc.*

1,490

20,294

Inc.*†

1,910

34,113

Res-Care, Inc.*

1,140

20,269

HealthExtras, Inc.*

1,130

34,058

Genoptix Inc.*†

640

20,192

Meridian Bioscience, Inc.†

1,260

33,919

Sunrise Senior Living, Inc.*†

890

20,007

The Trizetto Group, Inc.*†

1,580

33,780

Bentley Pharmaceuticals,

AMERIGROUP Corp.*†

1,624

33,779

Inc.*

1,220

19,703

Alnylam Pharmaceuticals,

Align Technology, Inc.*†

1,780

18,672

Inc.*†

1,220

32,611

Affymetrix, Inc.*†

1,800

18,522

Analogic Corp.

510

32,166

RTI Biologics, Inc.*†

2,072

18,130

Alexion Pharmaceuticals,

SurModics, Inc.*†

400

17,936

Inc.*†

440

31,900

8

RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Computer Programs &

OraSure Technologies, Inc.*†

1,353

$

5,060

Systems, Inc.

1,020

$

17,677

Emergency Medical Services

Providence Service Corp.*†

830

17,521

Corp. — Class A*†

190

4,300

Immucor, Inc.*†

640

16,563

Universal American Financial

Cynosure, Inc.*

820

16,252

Corp.*

410

4,190

Par Pharmaceutical Cos.,

PSS World Medical, Inc.*

250

4,075

Inc.*

990

16,068

Wright Medical Group, Inc.*†

100

2,841

Molina Healthcare, Inc.*†

620

15,091

Cutera, Inc.*

260

2,348

Mentor Corp.†

537

14,939

Orthofix International NV*†

60

1,737

Emergent Biosolutions, Inc.*

1,450

14,398

XenoPort, Inc.*

20

781

Cantel Medical Corp.*

1,410

14,269

Dendreon Corp.*†

80

________

356

Omnicell, Inc.*

1,060

13,971

Varian, Inc.*

260

13,276

Total Health Care

________

2,895,944

Cross Country Healthcare,

Inc.*

920

13,257

CONSUMER DISCRETIONARY 8.4%

American Medical Systems

Holdings, Inc.*†

830

12,408

Priceline.com, Inc.*†

754

87,057

Datascope Corp.

260

12,220

DeVry, Inc.†

1,403

75,229

Medical Action Industries,

Aeropostale, Inc.*†

1,720

53,888

Inc.*

1,170

12,133

Deckers Outdoor Corp.*

360

50,112

Nighthawk Radiology

Chipotle Mexican Grill,

Holdings, Inc.*†

1,670

11,824

Inc.*†

653

49,210

Allscripts Healthcare

Bally Technologies, Inc.*†

1,380

46,644

Solutions, Inc.*†

893

11,082

Tupperware Brands Corp.†

1,314

44,965

Haemonetics Corp.*†

190

10,537

Exide Technologies*†

2,520

42,235

Magellan Health Services,

LKQ Corp.*†

2,320

41,922

Inc.*†

270

9,998

Jack in the Box, Inc.*†

1,790

40,114

Dionex Corp.*†

150

9,955

Polaris Industries, Inc.†

970

39,169

Healthsouth Corp.*†

570

9,479

Wolverine World Wide, Inc.†

1,454

38,778

HMS Holdings Corp.*

440

9,447

Fossil, Inc.*

1,300

37,791

Valeant Pharmaceuticals

Strayer Education, Inc.

180

37,633

International*†

550

9,411

WMS Industries, Inc.*†

1,200

35,724

Symmetry Medical, Inc.*†

580

9,408

Bob Evans Farms, Inc.†

1,150

32,890

Nektar Therapeutics*

2,680

8,978

Scholastic Corp.*†

1,130

32,386

Obagi Medical Products,

J. Crew Group, Inc.*†

960

31,690

Inc.*†

1,044

8,926

Zale Corp.*†

1,620

30,602

Regeneron Pharmaceuticals,

ArvinMeritor, Inc.†

2,350

29,328

Inc.*†

602

8,693

Callaway Golf Co.

2,440

28,865

athenahealth, Inc.*†

270

8,305

Quiksilver, Inc.*†

2,836

27,850

Pozen, Inc.*†

755

8,214

Unifirst Corp.

620

27,689

Geron Corp.*†

2,140

7,383

La-Z-Boy, Inc.†

3,570

27,310

American Dental Partners,

Buckle, Inc.

590

26,981

Inc.*†

598

7,098

True Religion Apparel, Inc.*†

1,010

26,916

Medcath Corp.*

367

6,599

Furniture Brands

Conceptus, Inc.*†

333

6,157

International, Inc.†

2,010

26,854

Savient Pharmaceuticals,

Lear Corp.*

1,860

26,375

Inc.*†

240

6,072

Rent-A-Center, Inc.*†

1,250

25,712

Ariad Pharmaceuticals, Inc.*

2,530

6,072

Iconix Brand Group, Inc.*†

2,100

25,368

MannKind Corp.*†

1,960

5,880

Charlotte Russe Holding,

Abaxis, Inc.*

236

5,695

Inc.*

1,420

25,219

Air Methods Corp.*

220

5,500

Valassis Communications,

Alpharma, Inc. — Class A*†

234

5,272

Inc.*†

1,910

23,913

DineEquity, Inc.†

640

23,910

9

RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

The Warnaco Group, Inc.*†

534

$

23,533

Stein Mart, Inc.†

3,174

$

14,315

Sauer, Inc.

753

23,456

Beazer Homes USA, Inc.†

2,540

14,148

Netflix, Inc.*†

890

23,202

Sinclair Broadcast Group, Inc.

Dress Barn, Inc.*†

1,716

22,960

— Class A†

1,850

14,060

P.F. Chang's China Bistro,

Marvel Entertainment, Inc.*†

420

13,499

Inc.*†

1,010

22,563

Collective Brands, Inc.*†

1,150

13,375

Cox Radio Inc. — Class A*

1,910

22,538

American Greetings Corp. —

Life Time Fitness, Inc.*†

750

22,162

Class A†

1,080

13,327

World Wrestling

Christopher & Banks Corp.†

1,930

13,124

Entertainment, Inc.

1,430

22,122

Lululemon Athletica, Inc.*†

450

13,077

Texas Roadhouse, Inc.*†

2,436

21,851

Steinway Musical

Skechers U.S.A., Inc. —

Instruments, Inc.*

480

12,672

Class A*†

1,100

21,736

American Axle &

Stoneridge, Inc.*

1,260

21,496

Manufacturing Holdings,

Haverty Furniture Cos., Inc.†

2,040

20,482

Inc.†

1,570

12,544

Marcus Corp.†

1,353

20,227

Volcom, Inc.*†

524

12,539

Superior Industries

Systemax, Inc.†

680

12,002

International, Inc.†

1,180

19,918

DSW, Inc.*†

1,004

11,827

Town Sports International

M/I Homes, Inc.

740

11,640

Holdings, Inc.*

2,120

19,801

Genesco, Inc.*†

370

11,422

Ethan Allen Interiors, Inc.†

804

19,778

Cherokee, Inc.

540

10,881

Tenneco, Inc.*†

1,460

19,754

Vail Resorts, Inc.*

249

10,665

Red Robin Gourmet Burgers,

Overstock.com, Inc.*†

360

9,342

Inc.*†

710

19,695

Winnebago Industries, Inc.†

900

9,171

FTD Group, Inc.

1,440

19,195

Stage Stores, Inc.

776

9,056

Perry Ellis International, Inc.*

870

18,461

Martha Stewart Omnimedia,

Corinthian Colleges, Inc.*†

1,590

18,460

Inc.*†

1,194

8,836

Live Nation, Inc.*†

1,740

18,409

Gymboree Corp.*

220

8,815

Sonic Automotive, Inc.†

1,400

18,046

Cooper Tire & Rubber Co.†

1,100

8,624

Spartan Motors, Inc.†

2,373

17,726

Arbitron, Inc.

180

8,550

Pinnacle Entertainment,

Hayes Lemmerz International,

Inc.*†

1,686

17,686

Inc.*

2,960

8,406

Gaylord Entertainment Co.*†

720

17,251

Interactive Data Corp.

320

8,042

Matthews International Corp.

Charming Shoppes, Inc.*†

1,750

8,033

— Class A

380

17,199

Triarc Cos., Inc. — Class B

1,260

7,976

Entravision Communications

Buffalo Wild Wings, Inc.*†

320

7,946

Corp. — Class A*

4,215

16,944

O'Charleys, Inc.

764

7,686

Sotheby's†

640

16,877

Borders Group, Inc.†

1,266

7,596

Champion Enterprises, Inc.*†

2,880

16,848

Conn's, Inc.*†

470

7,553

Jo-Ann Stores, Inc.*†

730

16,812

Group 1 Automotive, Inc.†

374

7,431

1-800-FLOWERS.com, Inc.*

2,530

16,318

Regis Corp.

280

7,378

Skyline Corp.

690

16,215

Noble International Ltd.

1,570

7,018

99 Cents Only Stores*

2,456

16,210

Sealy Corp.†

1,200

6,888

Hooker Furniture Corp.

920

15,934

McCormick & Schmick's

California Pizza Kitchen,

Seafood Restaurants, Inc.*

640

6,170

Inc.*†

1,410

15,778

MarineMax, Inc.*†

840

6,023

Monro Muffler Brake, Inc.

1,017

15,753

Audiovox Corp. — Class A*

598

5,872

thinkorswim Group, Inc.*†

2,230

15,722

CSK Auto Corp.*

510

5,345

Capella Education Co.*†

260

15,509

Premier Exhibitions, Inc.*

1,150

5,221

G-III Apparel Group Ltd.*

1,220

15,055

Pacific Sunwear of California,

Men's Wearhouse, Inc.†

910

14,824

Inc.*†

598

5,101

Blyth, Inc.†

1,220

14,677

Fred's, Inc.†

410

4,608

10

RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Sonic Corp.*†

280

$

4,144

Atwood Oceanics, Inc.*

660

$

82,064

Under Armour, Inc.*†

160

4,102

Penn Virginia Corp.†

1,050

79,191

Ruby Tuesday, Inc.†

730

3,942

Mariner Energy, Inc.*†

2,090

77,267

Aaron Rents, Inc.†

170

3,796

Oil States International,

Morningstar, Inc.*†

50

3,602

Inc.*†

1,200

76,128

CPI Corp.

190

3,559

EXCO Resources, Inc.*†

1,780

65,700

Knology, Inc.*

320

3,517

Exterran Holdings, Inc.*†

890

63,626

Zumiez, Inc.*†

190

3,150

Swift Energy Co.*†

830

54,830

Multimedia Games, Inc.*

670

2,961

Carrizo Oil & Gas, Inc.*†

680

46,301

Tween Brands, Inc.*

170

2,798

Rosetta Resources, Inc.*†

1,580

45,030

K12 Inc.*†

130

2,786

Atlas America, Inc.

995

44,825

Bon-Ton Stores, Inc.†

490

2,558

IHS, Inc.*†

630

43,848

Gaiam, Inc.*

180

2,432

Grey Wolf, Inc.*

4,760

42,983

Core-Mark Holding Co., Inc.*

90

2,358

Hornbeck Offshore Services,

ATC Technology Corp.*†

100

2,328

Inc.*†

750

42,382

Entercom Communications

Basic Energy Services, Inc.*†

1,340

42,210

Corp.†

310

2,176

Willbros Group, Inc.*

934

40,919

Krispy Kreme Doughnuts,

Crosstex Energy, Inc.†

1,150

39,859

Inc.*†

432

2,156

Hercules Offshore*†

1,036

39,389

Blue Nile, Inc.*†

50

2,126

Complete Production

CKX, Inc.*

230

2,013

Services, Inc.*†

1,040

37,877

MTR Gaming Group, Inc.*

420

2,003

Pioneer Drilling Co.*†

1,920

36,115

Coinstar, Inc.*

60

1,963

McMoRan Exploration Co.*†

1,310

36,051

BJ's Restaurants, Inc.*†

200

1,946

Clayton Williams Energy,

Finish Line — Class A*†

220

1,914

Inc.*

320

35,184

Citi Trends, Inc.*†

70

1,586

W-H Energy Services, Inc.*

360

34,466

Ambassadors International*†

337

1,476

Warren Resources, Inc.*

2,290

33,617

Retail Ventures, Inc.*

310

1,426

Nordic American Tanker

NexCen Brands, Inc.*†

2,350

1,316

Shipping†

740

28,727

Build-A-Bear Workshop,

Stone Energy Corp.*†

430

28,341

Inc.*

180

1,309

PHI, Inc.*

690

27,717

Salem Communications Corp.

Contango Oil & Gas Co.*

298

27,690

— Class A

657

1,294

Matrix Service Co.*†

1,164

26,842

Benihana, Inc.*

138

875

Gulfport Energy Corp.*†

1,610

26,517

Meritage Homes Corp.*

48

728

Arena Resources, Inc.*†

502

26,516

Standard-Pacific Corp.†

203

686

Trico Marine Services, Inc.*†

720

26,222

The Wet Seal, Inc. — Class

World Fuel Services Corp.

1,190

26,109

A*†

130

620

Harvest Natural Resources,

Modine Manufacturing Co.

50

619

Inc.*†

2,280

25,217

Big 5 Sporting Goods Corp.

80

606

Bois d'Arc Energy, Inc.*

1,020

24,796

Tempur-Pedic International,

Berry Petroleum Co. — Class

Inc.†

40

________

312

A

420

24,730

Petroquest Energy, Inc.*†

810

21,789

Total Consumer Discretionary

________

2,494,499

Gulf Island Fabrication, Inc.†

440

21,529

ATP Oil & Gas Corp.*†

540

21,314

ENERGY 8.0%

TXCO Resources, Inc.*

1,680

19,757

Alpha Natural Resources,

Newpark Resources, Inc.*

2,370

18,628

Inc.*†

1,420

148,092

GulfMark Offshore, Inc.*

320

18,618

PetroHawk Energy Corp.*

2,920

135,225

Allis-Chalmers Energy,

Whiting Petroleum Corp.*†

970

102,898

Inc.*†

960

17,088

Encore Acquisition Co.*

1,270

95,491

Bill Barrett Corp.*†

277

16,457

Comstock Resources, Inc.*

1,128

95,237

Vaalco Energy, Inc.*

1,870

15,839

11

RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

BPZ Resources, Inc.*†

500

$

14,700

A. Schulman, Inc.†

1,250

$

28,787

Parallel Petroleum Corp.*†

700

14,091

PolyOne Corp.*

3,870

26,974

Petroleum Development

Glatfelter

1,950

26,345

Corp.*

210

13,963

Headwaters, Inc.*†

2,180

25,659

Dril-Quip, Inc.*

216

13,608

Stepan Co.

520

23,722

Oilsands Quest, Inc.*†

2,090

13,585

Hercules, Inc.†

1,327

22,466

Delta Petroleum Corp.*†

483

12,326

Century Aluminum Co.*†

330

21,942

General Maritime Corp.†

390

10,132

Wausau Paper Corp.

2,780

21,434

GeoMet, Inc.*

960

9,101

OM Group, Inc.*†

650

21,314

International Coal Group,

Koppers Holdings, Inc.

490

20,516

Inc.*†

690

9,004

Coeur d'Alene Mines Corp.*†

6,580

19,082

ION Geophysical Corp.*†

470

8,201

Neenah Paper, Inc.

1,100

18,381

Geokinetics, Inc.*

440

7,968

Schweitzer-Mauduit

USEC, Inc.*†

1,270

7,722

International, Inc.

1,080

18,198

Lufkin Industries, Inc.

80

6,662

Brush Engineered Materials,

T-3 Energy Services, Inc. —

Inc.*

640

15,629

Class A*

80

6,358

W.R. Grace & Co.*†

660

15,503

Uranium Resources, Inc.*†

1,520

5,609

Calgon Carbon Corp.*†

920

14,223

Bristow Group, Inc.*†

90

4,454

Buckeye Technologies, Inc.*

1,590

13,451

Pacific Ethanol, Inc.*†

2,046

3,703

Innospec, Inc.†

610

11,480

Double Hull Tankers, Inc.†

200

2,006

Myers Industries, Inc.

1,384

11,280

Union Drilling, Inc.*

90

1,951

Sensient Technologies Corp.

310

8,730

Ship Finance International

Silgan Holdings, Inc.†

170

8,626

Ltd.†

60

1,772

Spartech Corp.

890

8,393

CARBO Ceramics, Inc.†

30

1,750

LSB Industries, Inc.*†

390

7,722

NATCO Group, Inc.*†

30

1,636

H.B. Fuller Co.†

310

6,956

Parker Drilling Co.*†

150

1,502

Rockwood Holdings, Inc.*†

185

6,438

Energy Partners Ltd.*

70

1,044

Hecla Mining Co.*†

570

5,278

VeraSun Energy Corp.*

184

760

Amcol International Corp.

150

4,269

Evergreen Energy Inc.*

163

284

RTI International Metals,

FX Energy, Inc.*

10

________

53

Inc.*

70

2,493

A.M. Castle & Co.†

70

2,003

Total Energy

________

2,381,193

Flotek Industries, Inc.*†

30

619

ShengdaTech, Inc.*†

50

497

MATERIALS 4.1%

Georgia Gulf Corp.

140

406

CF Industries Holdings, Inc.

1,123

171,594

Arch Chemicals, Inc.

10

332

Terra Industries, Inc.†

1,990

98,206

Kronos Worldwide, Inc.

10

________

154

Olin Corp.†

2,130

55,763

Greif, Inc. — Class A†

860

55,066

Total Materials

________

1,223,979

Compass Minerals

International, Inc.†

665

53,572

CONSUMER STAPLES 1.9%

Worthington Industries, Inc.†

2,080

42,640

Flowers Foods, Inc.†

2,050

58,097

AptarGroup, Inc.†

904

37,923

Central European Distribution

Minerals Technologies, Inc.†

590

37,518

Corp.*†

650

48,197

Texas Industries, Inc.†

630

35,362

Longs Drug Stores Corp.

960

40,426

Olympic Steel, Inc.†

460

34,923

Casey's General Stores, Inc.†

1,660

38,462

Schnitzer Steel Industries, Inc.

Universal Corp.

770

34,819

— Class A

300

34,380

Fresh Del Monte Produce,

NewMarket Corp.†

504

33,380

Inc.*

1,110

26,163

Rock-Tenn Co. — Class A†

1,100

32,989

Spartan Stores, Inc.

1,130

25,990

Ferro Corp.

1,730

32,455

Winn-Dixie Stores, Inc.*†

1,580

25,312

Kaiser Aluminum Corp.

540

28,906

Darling International, Inc.*†

1,480

24,450

12

RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Sanderson Farms, Inc.†

690

$

23,819

Southwest Gas Corp.

240

$

7,135

Cal-Maine Foods, Inc.†

700

23,093

Northwest Natural Gas Co.

130

6,014

Nash Finch Co.†

670

22,961

South Jersey Industries, Inc.†

110

4,110

Alliance One International,

Avista Corp.†

190

4,077

Inc.*

4,460

22,791

Allete, Inc.†

90

3,780

Ingles Markets, Inc. — Class

El Paso Electric Co.*†

70

1,386

A

914

21,324

Southern Union Co.

1

________

19

Pilgrim's Pride Corp.†

1,420

18,446

Farmer Brothers Co.†

850

17,977

Total Utilities

________

511,483

Pantry, Inc.*†

1,650

17,589

Village Super Market

380

14,660

TELECOMMUNICATION SERVICES 1.1%

J&J Snack Foods Corp.†

453

12,417

Central Garden and Pet Co. -

tw telecom Inc.*

3,560

57,067

Class A*†

2,880

11,808

Premiere Global Services,

Ruddick Corp.†

294

10,087

Inc.*

2,320

33,826

Ralcorp Holdings, Inc.*†

200

9,888

NTELOS Holdings Corp.

1,110

28,161

Reddy Ice Holdings, Inc.

503

6,881

Cincinnati Bell, Inc.*†

6,940

27,621

Green Mountain Coffee

iPCS, Inc. — Class A*

870

25,778

Roasters, Inc.*†

160

6,011

Cogent Communications

Jones Soda Co.*†

1,588

5,113

Group, Inc.*†

1,840

24,656

Chattem, Inc.*†

60

3,903

Consolidated

Synutra International, Inc.*†

90

2,909

Communications

American Oriental

Holdings, Inc.†

1,650

24,568

Bioengineering, Inc.*

250

2,467

Syniverse Holdings, Inc.*†

1,250

20,250

Hain Celestial Group, Inc.*

100

2,348

Shenandoah

Chiquita Brands International,

Telecommunications Co.

1,490

19,400

Inc.*†

70

1,062

Cbeyond, Inc.*†

1,024

16,404

MGP Ingredients, Inc.

60

348

Alaska Communications

American Dairy, Inc.*

20

________

157

Systems Group, Inc.†

1,230

14,686

PAETEC Holding Corp.*†

2,160

13,716

SureWest Communications

1,450

12,223

Total Consumer Staples

________

579,975

Rural Cellular Corp. — Class

A*†

100

4,451

UTILITIES 1.7%

General Communication, Inc.

Nicor, Inc.†

1,253

53,365

— Class A*

180

1,237

Cleco Corp.†

1,770

41,294

Virgin Mobile USA, Inc. —

Aquila, Inc.*

9,900

37,323

Class A*†

262

________

721

Unisource Energy Corp.†

1,160

35,972

NorthWestern Corp.†

1,410

35,842

Total Telecommunication Services

________

324,765

Laclede Group, Inc.

820

33,104

ITC Holdings Corp.

600

30,666

Total Common Stocks

UIL Holding Corp.†

1,000

29,410

(Cost $18,934,256)

________

20,559,577

Mge Energy, Inc.

870

28,379

CH Energy Group, Inc.

740

26,322

Westar Energy, Inc.

1,125

24,199

SECURITIES LENDING COLLATERAL 27.8%

Piedmont Natural Gas Co.†

870

22,759

Mount Vernon Securities

New Jersey Resources Corp.

610

19,917

Lending Trust Prime Portfolio

8,244,249

________

8,244,249

Central Vermont Public

Service Corp.

963

18,653

Total Securities Lending Collateral

PNM Resources, Inc.†

1,440

17,222

(Cost $8,244,249)

________

8,244,249

WGL Holdings, Inc.

432

15,008

IDACORP, Inc.

280

8,089

Black Hills Corp.†

232

7,438

13

RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Face

Market

**

Total Return based on Russell 2000 Index +/- financing at a

Amount

Value

variable rate.

REPURCHASE AGREEMENTS

†

All or a portion of this security is on loan at June 30, 2008.

23.0%

Collateralized by obligations of

the U.S. Treasury or U.S.

Government Agencies

Mizuho Financial Group, Inc.

issued 06/30/08 at 1.75% due

07/01/08

$

5,724,894 $

5,724,894

Morgan Stanley issued

06/30/08 at 1.70% due

07/01/08

660,565

660,565

Lehman Brothers Holdings, Inc.

issued 06/30/08 at 0.25% due

07/01/08

440,376

________

440,376

Total Repurchase Agreements

(Cost $6,825,835)

________

6,825,835

Total Investments 120.0%

(Cost $34,004,340)

$

_________

35,629,661

Liabilities in Excess of Other

Assets – (20.0)%

$

(5,939,434)

_________

Net Assets – 100.0%

$

29,690,227

Unrealized

Contracts

Loss

Futures Contracts Purchased

September 2008 Russell 2000

Index Mini Futures Contracts

(Aggregate Market Value of

Contracts $12,556,180)

182 $

________

(550,389)

Units

Equity Index Swap Agreements

Goldman Sachs International

June 2008 Russell 2000 Index

Swap, Maturing 06/30/08**

(Notional Market Value

$1,615,083)

2,342 $

(37,857)

Credit Suisse Capital, LLC

August 2008 Russell 2000

Index Swap, Terminating

08/18/08**

(Notional Market Value

$10,164,360)

14,738

________

(494,356)

(Total Notional Market Value $11,779,443)

$

________

(532,213)

*

Non-Income Producing Security.

14